UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6663

SB Adjustable Rate Income Fund

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: November 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

November 30, 2005

SB Adjustable Rate Income Fund

Salomon Brothers

Classes of Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

SB Adjustable Rate Income Fund

Salomon Brothers Classes of Shares

Semi-Annual Report  •  November 30, 2005

What’s

Inside

Fund Objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The Fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. Also, the Fund invests up to 20% of its net assets in short duration corporate and U.S. government fixed rate debt securities.

Under a licensing agreement between Citigroup and Legg Mason, the name of the funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% in the second quarter while third quarter GDP growth was 4.1%. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates eight times from June 2004 through May 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

Early in the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.49% on November 30, 2005, versus 3.91% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned -0.48%.

The high yield market was volatile but ended the reporting period in positive territory. High yield bonds fell sharply in the spring as investors became concerned over the bond downgrades for General Motors and Ford Motor Company.

SB Adjustable Rate Income Fund          1

However, the high yield market subsequently rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the six-month period, the Citigroup High Yield Market Indexv returned 2.04%.

During the six-month period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned a solid 5.28%. Strong domestic demand and high commodity prices, including metals, agriculture, and oil supported many emerging market countries. This more than offset the negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended November 30, 2005, Salomon Brothers Class A shares of the SB Adjustable Rate Income Fund, excluding sales charges, returned 0.98%. In comparison, the Fund’s unmanaged benchmark, the Citigroup 6-month U.S. Treasury Bill Index,vii returned 1.65% for the same period. The Lipper Adjustable Rate Mortgage Funds Category Average,1 increased 0.88% over the same time frame.

Performance Snapshot as of November 30, 2005 (excluding sales charges) (unaudited)

6 months

SB Adjustable Rate Income Fund — Salomon Brothers Class A Shares	0.98%

Citigroup 6-month U.S. Treasury Bill Index	1.65%

Lipper Adjustable Rate Mortgage Funds Category Average	0.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
The 30-Day SEC Yield for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares were 3.57%, 3.08% and 3.09%, respectively. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower and the 30-Day SEC Yield for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares would have been 3.56%, -1.01% and 3.08%, respectively.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class A shares returned 1.00%, Smith Barney Class B shares returned 0.75%, Smith Barney Class C shares returned 0.76%, Smith Barney Class Y shares returned 1.28%, Salomon Brothers Class B shares returned 0.62% and Salomon Brothers Class C shares returned 0.74% over the six months ended November 30, 2005.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended November 30, 2005, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 17 funds in the Fund’s Lipper category, and excluding sales charges.

2         SB Adjustable Rate Income Fund

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

SB Adjustable Rate Income Fund          3

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. Risks associated with the Fund include credit risk, interest rate sensitivity and prepayment risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

4         SB Adjustable Rate Income Fund

Fund at a Glance (unaudited)

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2005 and held for the six months ended November 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Smith Barney Class A	1.00%	$1,000.00	$1,010.00	0.99%	$4.99

Smith Barney Class B	0.75	1,000.00	1,007.50	1.50	7.55

Smith Barney Class C	0.76	1,000.00	1,007.60	1.48	7.45

Smith Barney Class Y	1.28	1,000.00	1,012.80	0.65	3.28

Salomon Brothers Class A	0.98	1,000.00	1,009.80	1.03	5.19

Salomon Brothers Class B	0.62	1,000.00	1,006.20	1.57	7.90

Salomon Brothers Class C	0.74	1,000.00	1,007.40	1.52	7.65

(1)	For the six months ended November 30, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Smith Barney Class B and Salomon Brothers Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Smith Barney Class A	5.00%	$1,000.00	$1,020.10	0.99%	$5.01

Smith Barney Class B	5.00	1,000.00	1,017.55	1.50	7.59

Smith Barney Class C	5.00	1,000.00	1,017.65	1.48	7.49

Smith Barney Class Y	5.00	1,000.00	1,021.81	0.65	3.29

Salomon Brothers Class A	5.00	1,000.00	1,019.90	1.03	5.22

Salomon Brothers Class B	5.00	1,000.00	1,017.20	1.57	7.94

Salomon Brothers Class C	5.00	1,000.00	1,017.45	1.52	7.69

(1)	For the six months ended November 30, 2005.
(2)	Expenses (net of expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         7

Schedule of Investments (November 30, 2005) (unaudited)

SB ADJUSTABLE RATE INCOME FUND

Face Amount	Rating‡	Security	Value

ASSET-BACKED SECURITIES — 16.1%
Automobiles — 0.4%
$2,500,000	AAA	Capital Auto Receivables Asset Trust, Series 2005-SN1A, Class A4, 4.270% due 11/15/08 (a)	$2,507,140
519,706	AA	MMCA Automobile Trust, Series 2002-1, Class A4, 4.400% due 1/15/10 (a)	520,125

		Total Automobiles	3,027,265

Credit Card — 0.6%
3,600,000	AAA	Advanta Business Card Master Trust, Series 2003-B, Class A, 4.509% due 12/22/08 (a)	3,608,494
200,000	AAA	First North American National Bank, Series 2003-A, Class A, 4.600% due 5/16/11 (a)	200,545

		Total Credit Card	3,809,039

Diversified Financial Services — 2.5%
		Business Loan Express:
4,609,790	Aaa(b)	Series 2001-2A, Class A, 4.774% due 1/25/28 (a)(c)	4,628,560
2,935,583	Aaa(b)	Series 2002-1A, Class A, 4.744% due 7/25/28 (a)(c)	2,954,272
2,693,244	AAA	Series 2002-AA, Class A, 4.844% due 6/25/28 (a)(c)	2,711,713
7,260,381	AAA	Series 2003-AA, Class A, 5.070% due 5/15/29 (a)(c)	7,424,650

		Total Diversified Financial Services	17,719,195

Home Equity — 12.2%
69,681	AAA	Ameriquest Mortgage Securities Inc., Series 2001-1, Class A, 4.771% due 6/25/31 (a)	69,741
		Amortizing Residential Collateral Trust:
10,000,000	AA+	Series 2002-BC4, Class M1, 4.891% due 7/25/32 (a)(d)	10,065,878
409,462	AAA	Series 2002-BC6, Class A2, 4.541% due 8/25/32 (a)	410,818
		Bayview Financial Acquisition Trust:
3,673,804	AA	Series 2003-BA, Class M1, 5.691% due 4/25/33 (a)(c)	3,677,931
5,021,602	AAA	Series 2003-E, Class A, 4.700% due 10/28/34 (a)	5,037,451
		Bear Stearns Asset-Backed Securities Inc.:
828,533	AAA	Series 2003-SD1, Class A, 4.641% due 12/25/33 (a)	831,390
4,104,120	AAA	Series 2003-SD3, Class A, 4.671% due 10/25/33 (a)	4,111,713
716,640	AAA(e)	Cendant Mortgage Corp., Series 2003-A, Class A3, 4.744% due 7/25/43 (a)(c)	719,474
3,200,000	AA+	Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE16, Class M1, 4.841% due 11/25/31 (a)	3,207,920
194,138	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 4.651% due 8/25/32 (a)	194,543
		GMAC Mortgage Corp. Loan Trust:
3,448,805	AAA	Series 2003-HE2, Class A2, 3.140% due 6/25/25	3,431,356
1,268,998	AAA	Series 2004-HE2, Class A2, 2.880% due 10/25/33 (a)	1,249,684
2,397,939	AAA	MASTR Asset-Backed Securities Trust, Series 2003-OPT1, Class A2, 4.611% due 12/25/32 (a)	2,404,117

See Notes to Financial Statements.

8         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 12.2% (continued)
$12,549,000	AA	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 4.811% due 8/25/34 (a)(d)	$12,609,727
10,000,000	AA	NovaStar Home Equity Loan Trust, Series 2003-1, Class M1, 5.141% due 5/25/33 (a)(d)	10,047,564
10,000,000	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class M1, 5.091% due 2/25/33 (a)(d)	10,083,403
108,230	AA	PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12 (c)	108,396
		Renaissance Home Equity Loan Trust:
2,836,730	AAA	Series 2003-1, Class A, 4.621% due 6/25/33 (a)	2,842,954
2,378,937	AAA	Series 2003-2, Class A, 4.631% due 8/25/33 (a)	2,387,037
6,813,520	AAA	Series 2003-3, Class A, 4.691% due 12/25/33 (a)	6,858,351
5,000,000	AA	Saxon Asset Securities Trust, Series 2003-1, Class M1, 4.891% due 6/25/33 (a)	5,030,996
666,879	Aaa(b)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 4.531% due 1/25/34 (a)	667,740
1,155,561	AAA	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 4.531% due 1/25/33 (a)	1,158,262

		Total Home Equity	87,206,446

Student Loan — 0.4%
2,945,507	AAA	Saco I Trust, Series 2005-WM3, Class A1, 4.451% due 9/25/33 (a)	2,947,122

		TOTAL ASSET-BACKED SECURITIES (Cost — $114,073,320)	114,709,067

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.6%
		Banc of America Mortgage Securities, Inc.:
1,711,923	AAA	Series 2003-B, Class 1A1, 3.002% due 3/25/33 (a)	1,717,411
4,655,574	Aaa(b)	Series 2005-A, Class 2A1, 4.468% due 2/25/35 (a)	4,573,321
		Bear Stearns Adjustable Rate Mortgage Trust:
3,777,484	AAA	Series 2004-12, Class 1A1, 4.154% due 2/25/35 (a)	3,727,870
4,519,445	AAA	Series 2005-6, Class 1A1, 5.140% due 8/25/35 (a)	4,516,807
		Bear Stearns Alternate-A Trust:
1,148,995	AAA	Series 2004-11, Class 1A2, 4.611% due 11/25/34 (a)	1,151,899
4,038,175	AAA	Series 2005-2, Class 1A1, 4.441% due 3/25/35 (a)	4,040,830
4,999,683	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2003-AC5, Class A3, 4.791% due 10/25/33 (a)	5,002,458
		Countrywide Home Loan Mortgage Pass-Through Trust:
4,981,642	AAA	Series 2002-26, Class A4, 4.694% due 12/25/17 (a)	4,995,417
7,283,875	AAA	Series 2003-20, Class 3A6, 4.641% due 7/25/18 (a)	7,294,292
3,262,820	AAA	Series 2003-37, Class 2A1, 4.264% due 9/25/33 (a)	3,211,300
8,344,196	AAA	Series 2003-HYB3, Class 7A1, 3.799% due 11/19/33 (a)(d)	8,061,580
2,826,103	AAA	Credit-Based Asset Servicing & Securitization, Series 2001-CB3, Class A1A, 4.531% due 10/25/30 (a)	2,829,519
3,070,881	AAA	Deutsche Mortgage Securities Inc., Series 2004-4, Class 7AR2, 4.641% due 6/25/34 (a)	3,071,508
		Federal Home Loan Mortgage Corp. (FHLMC):
1,461,980	AAA	Series 2525, Class AM, 4.500% due 4/15/32	1,319,474

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         9

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.6% (continued)
$1,554,892	AAA	Series 2537, Class LA, PAC, 4.250% due 5/15/30	$1,542,630
1,351,991	AAA	Series 2579, Class WF, 4.565% due 11/15/26 (a)	1,354,270
4,000,000	AAA	Series 2852, Class TE, PAC, 5.000% due 1/15/13	4,000,862
6,141,175	AAA	Series 2866, Class WA, PAC, 5.000% due 8/15/16	6,143,930
1,268,021	AAA	STRIPS, Series 19, Class F, 3.979% due 6/1/28 (a)	1,262,656
		Federal National Mortgage Association (FNMA):
		Grantor Trust:
881,592	AAA	Series 2000-T6, Class A3, 5.033% due 1/25/28 (a)	894,284
1,451,821	AAA	Series 2002-T6, Class A1, 3.310% due 2/25/32	1,350,444
6,332,743	AAA	Series 2002-T18, Class A5, 4.909% due 5/25/42 (a)	6,422,646
7,703,344	AAA	Series 2002-T19, Class A4, 4.923% due 3/25/42 (a)(d)	7,842,213
8,390,509	AAA	Series 2004-T3, Class 2A, 4.813% due 8/25/43 (a)(d)	8,468,132
		REMIC Trust:
7,386,887	AAA	Series 2003-117, Class KF, PAC, 4.594% due 8/25/33 (a)(d)	7,430,990
7,213,843	AAA	Series 2004-31, Class FG, 4.594% due 8/25/33 (a)	7,242,572
1,720,016	AAA	Series 1993-251, Class PH, PAC, 6.500% due 7/25/23	1,726,949
2,905,677	AAA	Series 1997-20, Class F, 3.642% due 3/25/27 (a)	2,872,146
4,346,342	AAA	Series 2003-111, Class HR, PAC, 3.750% due 5/25/30	4,225,002
8,769,678	AAA	Series 2005-17, Class FA, 4.494% due 3/25/35 (a)(d)	8,772,928
3,811,647	AAA	Series 2005-86, Class FC, 4.494% due 10/25/35 (a)	3,801,694
		Federal National Mortgage Association (FNMA) Whole Loan:
6,207,452	AAA	Series 2003-W6, Class 6A, 4.860% due 8/25/42 (a)	6,261,894
1,176,239	AAA	Series 2003-W8, Class 3F1, 4.594% due 5/25/42 (a)	1,177,723
966,710	AAA	Series 2003-W18, Class 1A3, 4.732% due 8/25/43	964,724
1,870,165	AAA	First Republican Mortgage Loan Trust, Series 2000-FRB1, Class A2, 4.707% due 6/25/30 (a)	1,869,019
9,650,872	Aaa(b)	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class IO, 12.958% due 4/18/27 (a)	303,925
5,994,977	AAA	GMAC Commercial Mortgage Asset Corp., Series 2003-SNFA, Class A, 4.940% due 1/17/18 (a)(c)	6,006,417
1,632,300	AAA	GS Mortgage Securitiess Corp. II, Series 2000-1A, Class A, 4.509% due 3/20/23 (a)(c)	1,636,093
		IMPAC CMB Trust:
903,082	AA	Series 2003-3, Class M1, 5.469% due 3/25/33 (a)	904,303
876,907	AA+	Series 2003-8, Class 1A2, 4.691% due 10/25/33 (a)	877,834
4,319,934	AAA	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 4.591% due 11/25/34 (a)	4,330,566
4,824,553	AAA	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.470% due 10/25/35 (a)	4,809,131
3,950,408	Aaa(b)	JPMorgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X, IO, 10.706% due 9/15/29 (a)	133,659
20,041,510	AAA	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class X, IO, 4.537% due 10/15/35 (a)	391,158
3,704,465	AAA	Lehman Structured Securities Corp., Series 2005-1, Class A1, 4.531% due 9/26/45 (a)(c)	3,703,958
7,364,518	AAA	MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 5A1, 3.950% due 12/25/33 (a)	7,364,518

See Notes to Financial Statements.

10         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.6% (continued)
		Merrill Lynch Mortgage Investors Inc.:
$28,400	AAA	Series 2003-A5, Class 2A3, 3.246% due 8/25/33 (a)	$28,324
4,726,476	AAA	Series 2005-A2, Class A4, 4.497% due 2/25/35 (a)	4,650,723
		MLCC Mortgage Investors Inc.:
308,524	AAA	Series 1997-B, Class A, 4.395% due 3/16/26 (a)	309,227
134,187	AAA	Series 1999-A, Class A, 4.500% due 3/15/25 (a)	134,816
8,481,358	AAA	Series 2003-A, Class 2A2, 4.463% due 3/25/28 (a)(d)	8,492,150
		Residential Asset Securitization Trust:
1,982,743	AAA	Series 2003-A3, Class A, 4.641% due 4/25/33 (a)	1,984,932
3,569,056	AAA	Series 2003-A5, Class A5, 4.538% due 6/25/33 (a)	3,568,726
5,321,536	AAA	Series 2003-A11, Class A2, PAC, 4.641% due 11/25/33 (a)	5,321,959
2,899,187	AAA	Series 2004-A2, Class 1A3, PAC, 4.591% due 5/25/34 (a)	2,904,586
5,203,531	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 4.591% due 6/25/33 (a)	5,206,501
		Sequoia Mortgage Trust:
2,050,372	AAA	Series 2003-2, Class A1, 4.489% due 6/20/33 (a)	2,051,668
5,975,955	AAA	Series 9, Class 2A, 5.160% due 9/20/32 (a)	6,014,448
		Structured ARM Loan Trust:
		Series 2004-1:
3,002,453	AAA	Class 1A, 5.792% due 2/25/34 (a)	3,048,823
2,327,320	AAA	Class 2A, 4.501% due 2/25/34 (a)	2,330,809
2,772,079	AAA	Series 2004-2, Class 1A1, 5.907% due 3/25/34 (a)	2,792,040
5,851,220	Aaa(b)	Series 2004-17, Class A1, 4.520% due 11/25/34 (a)	5,848,250
5,757,868	AAA	Series 2005-18, Class 9A1, 5.250% due 9/25/35 (a)	5,730,461
		Structured Asset Mortgage Investments Inc.:
		Series 2002-AR1:
3,653,227	AAA	Class 1A, 5.636% due 3/25/32 (a)	3,679,452
5,523,111	AAA	Class 2A, 4.919% due 3/25/32 (a)	5,548,443
2,974,034	AAA	Series 2003-CL1, Class 1F2, 4.791% due 7/25/32 (a)	2,982,689
7,241,583	AAA	Series 2005-AR3, Class 2A1, 5.335% due 8/25/35 (a)	7,403,051
		Structured Asset Securities Corp.:
3,695,272	AA	Series 1998-3, Class M1, 5.191% due 3/25/28 (a)	3,699,784
4,093,359	AA	Series 1998-8, Class M1, 5.131% due 8/25/28 (a)	4,098,174
2,302,360	AAA	Series 2002-11A, Class 1A1, 5.207% due 6/25/32 (a)	2,314,058
3,234,658	AAA	Series 2002-18A, Class 1A1, 5.875% due 9/25/32 (a)	3,304,669
1,377,190	AAA	Series 2002-18A, Class 4A, 5.722% due 9/25/32 (a)	1,406,931
2,314,443	AAA	Series 2003-8, Class 2A9, 4.694% due 4/25/33 (a)	2,317,071
483,242	AAA	Series 2003-NP3, Class A1, 4.691% due 11/25/33 (a)(c)	483,738
5,278,034	AAA	Series 2005-5N, Class 3A3A, 4.381% due 11/25/35 (a)	5,274,735
4,316,057	AAA	Series 2005-RF3, Class 2A, 4.963% due 6/25/35 (a)(c)	4,388,890
		Thornburg Mortgage Securities Trust:
2,976,169	AAA	Series 2004-1, Class I2A, 4.641% due 3/25/44 (a)	2,982,957
4,134,909	AAA	Series 2004-3, Class A, 4.561% due 9/25/34 (a)	4,144,001
4,349,166	AAA	Series 2005-3, Class A4, 4.461% due 10/25/35 (a)	4,349,166

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         11

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 46.6% (continued)
		Washington Mutual:
$10,000,000	AAA	Series 2003-AR10, Class A6, 4.069% due 10/25/33 (a)(d)	$9,770,042
2,742,802	AAA	Series 2003-S4, Class 2A9, 5.344% due 6/25/33 (a)	2,730,519
5,047,263	AAA	Series 2004-AR2, Class A, 4.563% due 4/25/44 (a)	5,041,229
6,298,689	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 5.507% due 11/25/30 (a)	6,294,928
		Wells Fargo Mortgage Backed Securities Trust:
3,617,387	Aaa(b)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33	3,585,656
3,828,263	Aaa(b)	Series 2003-5, Class A4, PAC, 4.591% due 5/25/33 (a)	3,835,589
6,500,000	AAA	Series 2004-N, Class A2, 3.599% due 8/25/34 (a)	6,482,200
4,728,020	AAA	Series 2004-Y, Class 1A1, 4.577% due 11/25/34 (a)	4,642,250

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $335,979,108)	332,781,621

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 34.3%
U.S. Government Agency — 34.3%
		Federal Home Loan Mortgage Corp. (FHLMC):
		3/1 Hybrid ARM:
161,923		5.610% due 8/1/29 (a)	166,665
1,701,569		5.473% due 8/1/32 (a)	1,716,105
1,767,957		5.824% due 8/1/32 (a)	1,780,597
		5/1 Hybrid ARM:
1,187,618		5.231% due 12/1/26 (a)	1,217,541
636,696		5.367% due 7/1/29 (a)	651,364
2,793,962		5.488% due 7/1/29 (a)	2,863,552
4,585,618		3.950% due 7/1/33 (a)	4,486,895
1,529,553		5.619% due 8/1/34 (a)	1,553,629
		Five Year CMT ARM:
455,902		6.046% due 8/1/25 (a)	460,300
181,089		6.630% due 12/1/30 (a)	182,029
		Gold Fifteen Year:
15,978		6.000% due 5/1/08	16,229
17,466		6.000% due 6/1/08	17,740
38,711		6.000% due 11/1/08	39,409
296,523		6.000% due 3/1/09	267,115
36,400		6.000% due 4/1/09	37,169
32,829		6.000% due 7/1/09	33,487
100,621		6.000% due 3/1/11	102,629
182,438		6.000% due 5/1/11	186,078
203,193		6.000% due 6/1/11	207,250
872,729		6.500% due 9/1/14	898,887
987,613		6.000% due 10/1/15	1,007,276
964,596		6.000% due 4/1/17	984,112
304,264		6.000% due 5/1/17	310,418
668,194		6.000% due 6/1/17	681,706
21,866		Gold Thirty Year, 6.500% due 4/1/29	22,462

See Notes to Financial Statements.

12         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agency — 34.3% (continued)
	One Year CMT ARM:
$559,205	5.336% due 12/1/23 (a)	$570,078
290,654	4.513% due 2/1/24 (a)	293,318
1,623,025	4.930% due 4/1/26 (a)	1,651,256
3,021,618	5.233% due 11/1/26 (a)	3,070,583
3,833,680	5.024% due 6/1/29 (a)	3,910,322
2,215,520	5.305% due 7/1/29 (a)	2,259,017
815,344	5.550% due 3/1/31 (a)	833,310
61,652	5.575% due 5/1/31 (a)	61,725
9,826,745	4.850% due 3/1/33 (a)(d)	9,923,016
3,308,702	3.333% due 10/1/33 (a)	3,272,134
	One Year LIBOR:
6,080,954	4.065% due 5/1/33 (a)	5,986,747
3,756,851	4.882% due 5/1/33 (a)	3,726,987
173,461	Six Month LIBOR, 5.639% due 7/1/27 (a)	175,761
443,612	Three Year CMT ARM, 5.855% due 12/1/30 (a)	448,484
	Federal National Mortgage Association (FNMA):
2,286,295	11th District COFI, 5.560% due 2/1/31 (a)	2,293,805
488,540	Fifteen Year, 5.500% due 3/1/11	492,586
1,444,329	Five Year CMT ARM, 6.476% due 5/1/30 (a)	1,474,316
3,200,000	Notes, 6.000% due 5/15/08	3,298,150
	One Year CMT ARM:
752,946	5.170% due 11/1/18 (a)	777,395
478,685	5.434% due 4/1/20 (a)	484,679
309,593	5.179% due 7/1/21 (a)	317,860
167,841	5.449% due 8/1/22 (a)	171,383
271,969	5.714% due 7/1/23 (a)	279,330
436,451	4.495% due 8/1/23 (a)	438,409
660,085	5.502% due 2/1/24 (a)	673,436
200,430	5.293% due 12/1/25 (a)	205,557
456,933	5.840% due 1/1/27 (a)	468,550
2,225,953	5.407% due 7/1/27 (a)	2,295,777
527,858	4.505% due 8/1/27 (a)	528,794
63,602	5.274% due 2/1/28 (a)	65,112
328,393	5.331% due 3/1/28 (a)	334,521
1,099,348	5.962% due 2/1/29 (a)	1,120,067
1,173,598	6.876% due 8/1/29 (a)	1,202,097
46,006	5.485% due 9/1/29 (a)	45,964
1,856,750	5.752% due 11/1/29 (a)	1,897,513
499,164	6.681% due 1/1/30 (a)	506,266
521,912	6.429% due 5/1/30 (a)	527,901
1,166,628	6.144% due 9/1/30 (a)	1,176,660
3,129,630	5.642% due 12/1/30 (a)	3,235,323
427,685	5.546% due 1/1/31 (a)	438,665
502,608	5.723% due 2/1/31 (a)	509,470
1,015,919	5.478% due 3/1/31 (a)	1,035,003

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         13

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agency — 34.3% (continued)
$222,427	6.493% due 4/1/31 (a)	$224,972
570,956	7.044% due 4/1/31 (a)	582,074
1,579,206	5.541% due 7/1/31 (a)	1,619,169
2,331,462	6.147% due 9/1/31 (a)	2,357,819
344,079	6.259% due 9/1/31 (a)	344,678
641,466	6.277% due 10/1/31 (a)	649,572
472,741	5.473% due 3/1/32 (a)	479,512
1,253,569	5.451% due 5/1/32 (a)	1,266,838
804,176	5.181% due 6/1/32 (a)	809,102
2,790,818	6.007% due 7/1/32 (a)	2,860,261
2,763,315	4.709% due 9/1/32 (a)	2,766,987
503,270	5.668% due 11/1/32 (a)	519,599
6,859,303	4.762% due 12/1/32 (a)	6,847,992
4,237,726	3.831% due 1/1/33 (a)	4,305,697
2,688,782	4.609% due 1/1/33 (a)	2,677,380
5,890,960	4.621% due 4/1/33 (a)	5,808,770
3,683,660	4.051% due 5/1/33 (a)	3,620,729
4,604,960	4.198% due 7/1/33 (a)	4,492,105
1,998,111	4.373% due 7/1/33 (a)	1,961,550
5,031,259	5.559% due 9/1/37 (a)	5,162,230
	One Year LIBOR:
1,601,517	5.339% due 8/1/32 (a)	1,607,751
1,892,540	4.985% due 11/1/32 (a)	1,892,845
1,394,991	4.476% due 3/1/33 (a)	1,383,349
2,820,416	3.114% due 8/1/33 (a)	2,789,559
6,648,670	4.433% due 2/1/34 (a)	6,512,748
3,718,415	3.384% due 4/1/34 (a)	3,699,268
9,339,551	4.754% due 10/1/34 (a)(d)	9,324,647
4,957,946	4.304% due 3/1/35 (a)	4,884,692
	Six Month CD ARM:
1,078,833	4.703% due 12/1/20 (a)	1,085,311
111,052	4.380% due 6/1/24 (a)	113,117
904,557	5.391% due 7/1/24 (a)	930,908
2,068,018	5.154% due 9/1/24 (a)	2,115,595
590,690	5.436% due 9/1/24 (a)	605,357
	Six Month LIBOR:
528,272	6.247% due 11/1/31 (a)	535,141
3,951,485	5.012% due 1/1/33 (a)	4,055,859
6,450,112	4.606% due 2/1/33 (a)	6,433,494
6,376,700	4.868% due 2/1/33 (a)	6,382,145
7,103,150	4.441% due 4/1/33 (a)	7,046,061
1,811,186	4.673% due 4/1/33 (a)	1,802,831
2,200,022	5.963% due 4/1/33 (a)	2,243,626
5,399,265	4.556% due 5/1/33 (a)	5,354,157
4,169,024	4.435% due 6/1/33 (a)	4,125,647

See Notes to Financial Statements.

14         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Agency — 34.3% (continued)
	Three Year CMT ARM:
$404,405	5.787% due 9/1/21 (a)	$408,410
3,745,544	6.165% due 6/1/30 (a)	3,789,301
122,622	Government National Mortgage Association (GNMA), Fifteen Year, 6.000% due 12/15/08	124,700
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
388,312	4.375% due 2/20/16 (a)	389,809
466,707	4.375% due 6/20/17 (a)	467,059
1,210,804	4.750% due 9/20/20 (a)	1,223,549
692,517	4.375% due 3/20/21 (a)	697,364
2,509,533	4.375% due 6/20/22 (a)	2,521,664
563,528	4.750% due 8/20/22 (a)	568,587
1,479,553	4.125% due 10/20/22 (a)	1,495,883
733,611	4.125% due 11/20/22 (a)	741,739
312,163	4.125% due 12/20/22 (a)	314,760
541,466	4.375% due 5/20/23 (a)	542,747
411,520	4.375% due 1/20/24 (a)	413,326
938,190	4.375% due 3/20/24 (a)	943,345
510,813	4.375% due 5/20/26 (a)	513,993
1,076,454	4.750% due 9/20/27 (a)	1,086,726
1,051,046	4.125% due 10/20/27 (a)	1,064,652
3,139,651	4.375% due 4/20/32 (a)	3,160,194
1,252,724	4.375% due 5/20/32 (a)	1,260,882
5,759,347	4.500% due 7/20/32 (a)	5,772,518
4,340,649	4.500% due 8/20/32 (a)	4,350,609
970,547	4.500% due 9/20/32 (a)	973,927
5,239,122	3.500% due 7/20/34 (a)	5,102,560

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $248,251,294)	244,577,419

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $698,303,722)	692,068,107

SHORT-TERM INVESTMENT — 2.7%
Commercial Paper — 2.7%
19,150,000	Chesham Finance LLC, 4.050% due 12/1/05 (Cost — $19,150,000)	19,150,000

	TOTAL INVESTMENTS — 99.7% (Cost — $717,453,722#)	711,218,107
	Other Assets in Excess of Liabilities — 0.3%	2,338,372

	TOTAL NET ASSETS — 100.0%	$713,556,479

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Variable rate security. Coupon rate disclosed is that which is in effect at November 30, 2005.
(b)	Rating by Moody’s Investors Service.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	All or a portion of this security is segregated for open futures contracts.
(e)	Rating by Fitch Ratings Service.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         15

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Cost
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See pages 17 and 18 for definitions of ratings.

See Notes to Financial Statements.

16         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         17

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch’’) — Ratings from “AA” to “CCC” may be modified by the additional of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

AAA	— Bonds rated “AAA” have the highest rating by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.
A

— Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB

— Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

— Bonds rated “BB” indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business of financial alternatives may be available to allow financial commitments to be met.

B

— Bonds rated “B” indicate that significant credit risk is present, but a limited margin of safety remains. Financial Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C

— Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

18         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $717,453,722)	$711,218,107
Interest receivable	2,162,631
Receivable for Fund shares sold	1,681,173
Principal paydown receivable	1,119,673
Deposits with brokers for open futures contracts (Note 3)	210,000
Prepaid expenses	89,128
Receivable from broker — variation margin on open futures contracts (Note 3)	49,219

Total Assets	716,529,931

LIABILITIES:
Payable for Fund shares repurchased	1,916,529
Distributions payable	250,204
Investment advisory fee payable	244,863
Transfer agent fees payable	206,228
Distribution fees payable	122,817
Administration fee payable	91,222
Due to custodian	15,965
Trustees’ fees payable	11,004
Accrued expenses	114,620

Total Liabilities	2,973,452

Total Net Assets	$713,556,479

NET ASSETS:
Par value (Note 6)	$74,900
Paid-in capital in excess of par value	760,183,319
Overdistributed net investment income	(1,674,752)
Accumulated net realized loss on investments and futures contracts	(39,603,205)
Net unrealized depreciation on investments and futures contracts	(5,423,783)

Total Net Assets	$713,556,479

Shares Outstanding:
Smith Barney Class A	24,759,763

Smith Barney Class B	1,656,082

Smith Barney Class C	34,166,250

Smith Barney Class Y	9,806,295

Salomon Brothers Class A	1,658,525

Salomon Brothers Class B	12,800

Salomon Brothers Class C	2,840,427

Net Asset Value:
Smith Barney Class A (and redemption price)	$9.55

Smith Barney Class B *	$9.46

Smith Barney Class C (and redemption price)	$9.51

Smith Barney Class Y (and redemption price)	$9.55

Salomon Brothers Class A (and redemption price)	$9.55

Salomon Brothers Class B *	$9.45

Salomon Brothers Class C (and redemption price)	$9.51

Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 2.00%)	$9.74

Salomon Brothers Class A (based on maximum sales charge of 2.00%)	$9.74

*	Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% contingent deferred sales charge (“CDSC”), if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         19

Statement of Operations (For the six months ended November 30, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$16,172,874

EXPENSES:
Distribution fees (Notes 2 and 5)	1,992,594
Investment advisory fee (Note 2)	1,744,884
Administration fees (Note 2)	808,732
Transfer agent fees (Notes 2 and 5)	286,716
Registration fees	82,798
Custody fees	60,118
Shareholder reports (Note 5)	58,545
Trustees’ fees	49,860
Legal fees	28,259
Audit and tax	22,361
Insurance	15,817
Miscellaneous expenses	3,332

Total Expenses	5,154,016
Less: Expense reimbursement (Note 2)	(9,948)

Net Expenses	5,144,068

Net Investment Income	11,028,806

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investments	(891,924)
Futures contracts	(65,522)

Net Realized Loss	(957,446)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,693,253)
Futures contracts	1,207,477

Change in Net Unrealized Appreciation/Depreciation	(2,485,776)

Net Loss on Investments and Futures Contracts	(3,443,222)

Increase in Net Assets From Operations	$7,585,584

See Notes to Financial Statements.

20         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2005 (unaudited) and the year ended May 31, 2005

	November 30	May 31
OPERATIONS:
Net investment income	$11,028,806	$21,004,010
Net realized gain (loss)	(957,446)	338,947
Change in net unrealized appreciation/depreciation	(2,485,776)	1,142,380

Increase in Net Assets From Operations	7,585,584	22,485,337

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(14,063,630)	(25,146,302)

Decrease in Net Assets From Distributions to Shareholders	(14,063,630)	(25,146,302)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	75,976,810	503,317,699
Reinvestment of distributions	11,330,749	19,996,086
Cost of shares repurchased	(358,799,380)	(964,208,356)

Decrease in Net Assets From Fund Share Transactions	(271,491,821)	(440,894,571)

Decrease in Net Assets	(277,969,867)	(443,555,536)
NET ASSETS:
Beginning of period	991,526,346	1,435,081,882

End of period*	$713,556,479	$991,526,346

* Includes undistributed (overdistributed) net investment income of:	$(1,674,752)	$1,360,072

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Smith Barney Class A Shares(1)(2)	2005(3)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.62		$9.64	$9.78	$9.80	$9.85	$9.66

Income (Loss) From Operations:
Net investment income	0.13		0.19	0.14	0.21	0.36	0.57
Net realized and unrealized gain (loss)	(0.03)		0.01	(0.08)	0.07	0.03	0.21

Total Income From Operations	0.10		0.20	0.06	0.28	0.39	0.78

Less Distributions From:
Net investment income	(0.17)		(0.22)	(0.20)	(0.29)	(0.44)	(0.59)
Return of capital	—		—	—	(0.01)	—	—

Total Distributions	(0.17)		(0.22)	(0.20)	(0.30)	(0.44)	(0.59)

Net Asset Value, End of Period	$9.55		$9.62	$9.64	$9.78	$9.80	$9.85

Total Return(4)	1.00%		2.13%	0.64%	2.87%	4.08%	8.26%

Net Assets, End of Period (millions)	$236		$311	$536	$1,089	$416	$65

Ratios to Average Net Assets:
Gross expenses	0.99	%(5)	0.96%	0.94%	0.95%	1.29%	3.01%
Net expenses	0.99	(5)	0.94 (6)	0.94	0.95	1.29	3.01
Net investment income	2.72	(5)	1.92	1.49	2.13	3.68	5.88

Portfolio Turnover Rate	10%		20%	42%	15%	49%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On August 5, 2002, Class I shares were renamed as Class A shares. On April 4, 2003, Class A shares were renamed as Smith Barney Class A shares.
(3)	For the six months ended November 30, 2005 (unaudited).
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Smith Barney Class B Shares(1)(2)	2005(3)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.53		$9.55	$9.69	$9.72	$9.78	$9.60

Income (Loss) From Operations:
Net investment income	0.11		0.14	0.10	0.16	0.31	0.50
Net realized and unrealized gain (loss)	(0.04)		0.02	(0.09)	0.06	0.02	0.21

Total Income From Operations	0.07		0.16	0.01	0.22	0.33	0.71

Less Distributions From:
Net investment income	(0.14)		(0.18)	(0.15)	(0.24)	(0.39)	(0.53)
Return of capital	—		—	—	(0.01)	—	—

Total Distributions	(0.14)		(0.18)	(0.15)	(0.25)	(0.39)	(0.53)

Net Asset Value, End of Period	$9.46		$9.53	$9.55	$9.69	$9.72	$9.78

Total Return(4)	0.75%		1.64%	0.15%	2.28%	3.43%	7.60%

Net Assets, End of Period (000s)	$15,666		$18,045	$23,941	$37,531	$11,316	$2,929

Ratios to Average Net Assets:
Gross expenses	1.50	%(5)	1.46%	1.45%	1.47%	1.78%	3.63%
Net expenses	1.50	(5)	1.45 (6)	1.45	1.47	1.78	3.63
Net investment income	2.23	(5)	1.46	1.01	1.68	3.18	5.28

Portfolio Turnover Rate	10%		20%	42%	15%	49%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 4, 2003, Class B shares were renamed as Smith Barney Class B shares.
(3)	For the six months ended November 30, 2005 (unaudited).
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Smith Barney Class C Shares(1)(2)	2005(3)		2005	2004	2003		2002	2001
Net Asset Value, Beginning of Period	$9.58		$9.60	$9.74	$9.76		$9.81	$9.62

Income (Loss) From Operations:
Net investment income	0.11		0.14	0.10	0.16		0.32	0.50
Net realized and unrealized gain (loss)	(0.04)		0.02	(0.08)	0.07		0.02	0.23

Total Income From Operations	0.07		0.16	0.02	0.23		0.34	0.73

Less Distributions From:
Net investment income	(0.14)		(0.18)	(0.16)	(0.25)		(0.39)	(0.54)
Return of capital	—		—	—	(0.00	)(4)	—	—

Total Distributions	(0.14)		(0.18)	(0.16)	(0.25)		(0.39)	(0.54)

Net Asset Value, End of Period	$9.51		$9.58	$9.60	$9.74		$9.76	$9.81

Total Return(5)	0.76%		1.66%	0.17%	2.38%		3.55%	7.74%

Net Assets, End of Period (millions)	$325		$432	$720	$1,292		$447	$102

Ratios to Average Net Assets:
Gross expenses	1.48	%(6)	1.43%	1.42%	1.42%		1.76%	3.60%
Net expenses	1.48	(6)	1.42 (7)	1.42	1.42		1.76	3.60
Net investment income	2.23	(6)	1.46	1.02	1.65		3.21	5.35

Portfolio Turnover Rate	10%		20%	42%	15%		49%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On August 5, 2002, Class A shares were renamed as Class L shares. On April 4, 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(3)	For the six months ended November 30, 2005 (unaudited).
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Smith Barney Class Y Shares(1)(2)	2005(3)		2005	2004	2003(4)
Net Asset Value, Beginning of Period	$9.61		$9.64	$9.78	$9.81

Income (Loss) From Operations:
Net investment income	0.15		0.23	0.17	0.13
Net realized and unrealized gain (loss)	(0.03)		(0.01)	(0.07)	0.02

Total Income From Operations	0.12		0.22	0.10	0.15

Less Distributions From:
Net investment income	(0.18)		(0.25)	(0.24)	(0.18)
Return of capital	—		—	—	(0.00	)(5)

Total Distributions	(0.18)		(0.25)	(0.24)	(0.18)

Net Asset Value, End of Period	$9.55		$9.61	$9.64	$9.78

Total Return(6)	1.28%		2.36%	0.99%	1.55%

Net Assets, End of Period (000s)	$93,601		$169,522	$81,230	$73,390

Ratios to Average Net Assets:
Gross expenses	0.65	%(7)	0.63%	0.62%	0.65	%(7)
Net expenses	0.65	(7)	0.62 (8)	0.62	0.65	(7)
Net investment income	3.04	(7)	2.39	1.76	2.14	(7)

Portfolio Turnover Rate	10%		20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 4, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(3)	For the six months ended November 30, 2005 (unaudited).
(4)	For the period October 17, 2002 (inception date) to May 31, 2003.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         25

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005(2)		2005	2004	2003(3)
Net Asset Value, Beginning of Period	$9.62		$9.64	$9.79	$9.77

Income (Loss) From Operations:
Net investment income	0.13		0.19	0.13	0.02
Net realized and unrealized gain (loss)	(0.04)		0.01	(0.07)	0.02

Total Income From Operations	0.09		0.20	0.06	0.04

Less Distributions From:
Net investment income	(0.16)		(0.22)	(0.21)	(0.02)
Return of capital	—		—	—	(0.00	)(4)

Total Distributions	(0.16)		(0.22)	(0.21)	(0.02)

Net Asset Value, End of Period	$9.55		$9.62	$9.64	$9.79

Total Return(5)	0.98%		2.09%	0.60%	0.42%

Net Assets, End of Period (000s)	$15,841		$24,581	$38,712	$2

Ratios to Average Net Assets:
Gross expenses	1.14	%(6)	1.07%	1.17%	0.81	%(6)
Net expenses(7)	1.05	(6)(8)	1.03 (8)	1.05 (8)	0.81	(6)
Net investment income	2.68	(6)	1.91	1.33	1.72	(6)

Portfolio Turnover Rate	10%		20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended November 30, 2005 (unaudited).
(3)	For the period April 22, 2003 (inception date) to May 31, 2003.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
(8)	The investment adviser voluntarily waived a portion of its fees and/or reimbursed certain expenses.

See Notes to Financial Statements.

26         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2005(2)		2005	2004(3)
Net Asset Value, Beginning of Period	$9.53		$9.55	$9.61

Income (Loss) From Operations:
Net investment income	0.10		0.14	0.07
Net realized and unrealized gain (loss)	(0.04)		0.01	(0.01)

Total Income From Operations	0.06		0.15	0.06

Less Distributions From:
Net investment income	(0.14)		(0.17)	(0.12)

Total Distributions	(0.14)		(0.17)	(0.12)

Net Asset Value, End of Period	$9.45		$9.53	$9.55

Total Return(4)	0.62%		1.56%	0.67%

Net Assets, End of Period (000s)	$121		$173	$131

Ratios to Average Net Assets:
Gross expenses	3.52	%(5)	1.71%	2.49	%(5)
Net expenses(6)	1.55	(5)(7)	1.54 (7)	1.55	(5)(7)
Net investment income	2.17	(5)	1.43	0.94	(5)

Portfolio Turnover Rate	10%		20%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended November 30, 2005 (unaudited).
(3)	For the period August 7, 2003 (inception date) to May 31, 2004.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(7)	The investment adviser voluntarily waived a portion of its fees and/or reimbursed certain expenses.

See Notes to Financial Statements.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)(2)	2005(3)		2005	2004	2003(4)
Net Asset Value, Beginning of Period	$9.58		$9.60	$9.74	$9.74

Income (Loss) From Operations:
Net investment income	0.11		0.15	0.08	0.01
Net realized and unrealized gain (loss)	(0.04)		0.00 (5)	(0.07)	0.00	(5)

Total Income From Operations	0.07		0.15	0.01	0.01

Less Distributions From:
Net investment income	(0.14)		(0.17)	(0.15)	(0.01)
Return of capital	—		—	—	(0.00	)(5)

Total Distributions	(0.14)		(0.17)	(0.15)	(0.01)

Net Asset Value, End of Period	$9.51		$9.58	$9.60	$9.74

Total Return(6)	0.74%		1.63%	0.15%	0.10%

Net Assets, End of Period (000s)	$27,006		$35,963	$34,763	$1,621

Ratios to Average Net Assets:
Gross expenses	1.52	%(7)	1.47%	1.72%	1.48	%(7)
Net expenses(8)	1.52	(7)	1.46 (9)	1.55 (9)	1.48	(7)
Net investment income	2.22	(7)	1.50	0.79	1.53	(7)

Portfolio Turnover Rate	10%		20%	42%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the six months ended November 30, 2005 (unaudited).
(4)	For the period May 12, 2003 (inception date) to May 31, 2003.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(9)	The investment adviser voluntarily waived a portion of its fees and/or reimbursed certain expenses.

See Notes to Financial Statements.

28         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The SB Adjustable Rate Income Fund (the “Fund”), a diversified investment fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholder of records, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.40% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended November 30, 2005, SBFM voluntarily reimbursed expenses amounting to $9,948 related to certain class specific expenses for Salomon Brothers Class A and Salomon Brothers Class B shares. This voluntary reimbursement can be terminated at any time by SBFM.

SBFM also acts as the Fund’s administrator for which the Fund paid a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets through September 30, 2005. Effective October 1, 2005, the Fund pays SBFM an administration fee calculated at the annual rate of 0.150% of the Fund’s average net assets for the first $1 billion, 0.125% of the Fund’s average net assets for the next $1 billion, 0.100% of the Fund’s average net

30         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

assets for the next $3 billion, 0.075% of the Fund’s average net assets for the next $5 billion and 0.050% of the Fund’s average net assets over $10 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent with respect to its Smith Barney Classes of shares. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent with respect to its Smith Barney Classes of shares as well as the Fund’s transfer agent with respect to its Salomon Brothers Classes of shares. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended November 30, 2005, the Fund paid transfer agent fees of $178,807 to CTB.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There are maximum sales charges of 2.00% for Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment of a previously held fund (held by the shareholder prior to exchange into this Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

Smith Barney Class C shares and Salomon Brothers Class C shares have been issued at net asset value without a sales charge or CDSC. However, if you acquire Smith Barney Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1.00% deferred sales charge if you redeem such shares within one year from the date of purchase of the original shares. In addition, if you acquire Salomon Brothers Class C shares of the Fund by exchange from a Salomon Brothers fund whose Class C shares are subject to a deferred sales charge, you will be subject to a deferred sales charge if you redeem the Salomon Brothers Class C shares of the Fund within one year from the date of purchase of the originally acquired Class C shares.

For the six months ended November 30, 2005, CGM and its affiliates received sales charges of approximately $7,000 and $1,000 on sales of the Fund’s Smith Barney Class A and Salomon Brothers Class A shares, respectively. In addition, for the six months ended November 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

CDSCs
Smith Barney Class A	$11,000
Smith Barney Class B	18,000
Salomon Brothers Class A	16,000

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$64,863,859	$16,184,489

Sales	317,984,181	39,658,658

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,140,943
Gross unrealized depreciation	(7,376,558)

Net unrealized depreciation	$(6,235,615)

At November 30, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell
U.S. Treasury 2-Year Notes	525	12/05	$108,568,082	$107,756,250	$811,832

At November 30, 2005, the Fund had deposited $210,000 with the broker as initial margin collateral.

32         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Distributions to Shareholders by Class

	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Net Investment Income
Smith Barney Class A	$4,698,640	$9,568,328
Smith Barney Class B	246,087	383,212
Smith Barney Class C	5,630,668	10,463,642
Smith Barney Class Y	2,681,200	3,083,580
Salomon Brothers Class A	321,925	882,465
Salomon Brothers Class B	2,050	3,075
Salomon Brothers Class C	483,060	762,000

Total	$14,063,630	$25,146,302

5.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. For the six months ended November 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

Distribution Fees
Smith Barney Class A	$344,963
Smith Barney Class B	62,413
Smith Barney Class C	1,437,070
Salomon Brothers Class A	23,794
Salomon Brothers Class B	533
Salomon Brothers Class C	123,821

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         33

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2005, total Transfer Agent fees were as follows:

Transfer Agent Fees
Smith Barney Class A	$117,810
Smith Barney Class B	6,072
Smith Barney Class C	138,352
Smith Barney Class Y	87
Salomon Brothers Class A	10,979
Salomon Brothers Class B	1,269
Salomon Brothers Class C	12,147

For the six months ended November 30, 2005, total Shareholder Reports expenses were as follows:

Shareholder Reports Expenses
Smith Barney Class A	$6,843
Smith Barney Class B	2,301
Smith Barney Class C	28,674
Smith Barney Class Y	494
Salomon Brothers Class A	11,829
Salomon Brothers Class B	239
Salomon Brothers Class C	8,165

6.	Shares of Beneficial Interest

At November 30, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Smith Barney Class B shares are available for purchase to certain investors in the Smith Barney 401(k) Program. In addition, Smith Barney Class B shares can be purchased through exchanges. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

34         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2005		Year Ended May 31, 2005
	Shares	Amount	Shares	Amount
Smith Barney Class A
Shares sold	4,338,336	$41,614,052	17,590,380	$169,507,903
Shares issued on reinvestment	377,320	3,615,959	743,704	7,165,174
Shares repurchased	(12,278,770)	(117,733,525)	(41,601,008)	(400,816,706)

Net Decrease	(7,563,114)	$(72,503,514)	(23,266,924)	$(224,143,629)

Smith Barney Class B
Shares sold	194,895	$1,849,466	655,215	$6,252,213
Shares issued on reinvestment	19,321	183,311	31,678	302,266
Shares repurchased	(451,352)	(4,286,137)	(1,299,763)	(12,404,020)

Net Decrease	(237,136)	$(2,253,360)	(612,870)	$(5,849,541)

Smith Barney Class C
Shares sold	1,918,600	$18,316,849	10,843,211	$104,014,572
Shares issued on reinvestment	470,007	4,481,599	876,278	8,401,709
Shares repurchased	(13,343,299)	(127,296,043)	(41,630,092)	(399,178,388)

Net Decrease	(10,954,692)	$(104,497,595)	(29,910,603)	$(286,762,107)

Smith Barney Class Y
Shares sold	825,730	$7,926,718	14,098,660	$135,652,426
Shares issued on reinvestment	257,255	2,463,990	306,420	2,948,114
Shares repurchased	(8,908,092)	(85,268,872)	(5,202,574)	(50,042,411)

Net Increase (Decrease)	(7,825,107)	$(74,878,164)	9,202,506	$88,558,129

Salomon Brothers Class A
Shares sold	166,371	$1,597,887	5,194,255	$50,038,982
Shares issued on reinvestment	20,061	192,211	58,053	559,085
Shares repurchased	(1,082,466)	(10,388,771)	(6,711,943)	(64,637,573)

Net Decrease	(896,034)	$(8,598,673)	(1,459,635)	$(14,039,506)

Salomon Brothers Class B
Shares sold	6	$56	10,876	$103,823
Shares issued on reinvestment	81	765	105	1,003
Shares repurchased	(5,477)	(52,010)	(6,557)	(62,544)

Net Increase (Decrease)	(5,390)	$(51,189)	4,424	$42,282

Salomon Brothers Class C
Shares sold	488,978	$4,671,782	3,934,174	$37,747,780
Shares issued on reinvestment	41,190	392,914	64,549	618,735
Shares repurchased	(1,444,232)	(13,774,022)	(3,865,681)	(37,066,714)

Net Increase (Decrease)	(914,064)	$(8,709,326)	133,042	$1,299,801

7.	Capital Loss Carryforward

At May 31, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of approximately $37,136,219, of which $338,424 expires in 2008, $340,617 expires

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         35

Notes to Financial Statements (unaudited) (continued)

in 2009, $1,736,816 expires in 2010, $9,454,718 expires in 2011, $17,116,336 expires in 2012 and $8,149,308 expires in 2013. This amount will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive

36         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         37

Notes to Financial Statements (unaudited) (continued)

contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

38         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributor, CGM and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Effective December 1, 2005, with respect to those Fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.

* * *

As of February 17, 2006, the Fund will stop offering Salomon Brothers Class A shares, Salomon Brothers Class B shares and Salomon Brothers Class C Shares (collectively “Salomon Brothers Shares”), except to existing shareholders in connection with the reinvestment of dividends and the conversion of Salomon Brothers Class B shares to Salomon Brothers Class A shares.

Effective as of close of business on April 21, 2006, all of the outstanding Salomon Brothers Shares will automatically convert to Smith Barney Class A shares of the Fund at net asset value.

Salomon Brothers Shares will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A shares with the same value as their existing shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon conversion of shares.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         39

Board Approval of Management Agreement (unaudited)

SB Adjustable Rate Income Fund

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Fund and its shareholders should the sale of the Manager be consummated. At another Board meeting, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity

40         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

gained as Board members of funds in the CAM fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “adjustable rate mortgage funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

performed better than the median for the one-year period, at the median for the three-year period and slightly below the median for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be competitive during the second quarter and ranked better than the Lipper category average. The Board members discussed with the Fund’s portfolio managers the securities selection process used in managing the Fund’s investments. The Board members noted that the portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the Fund’s portfolio management team. Based on its review, the Board generally was satisfied with the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 12 retail front-end load funds (including the Fund) classified as “adjustable rate mortgage funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

42         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

After discussion with the Board, the Manager offered to reduce the Contractual Management Fees and to institute fee breakpoints to the Fund’s Contractual Management Fee, resulting in a reduction in the Fund’s overall effective fee rate, effective October 1, 2005.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information (particularly, the Manager’s agreement to reduce the Contractual Management Fee rate and institute a breakpoint schedule) and the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s assets had exceeded the specified asset level at which one or more breakpoints to its new Contractual Management Fee would be triggered. Accordingly, the Fund and its shareholders would realize economies of scale because the total expense ratio of the Fund was lower than if no breakpoints were in place. The Board also considered the Manager’s agreement to reduce its fee and the effect such reduction would have on the Fund’s total expense ratio. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         43

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory and administration agreements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 10 and 11, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information

44         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         45

Board Approval of Management Agreement (unaudited) (continued)

continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory and administration agreements, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory and administration agreements as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory and administration agreements, and reached substantially the same conclusions.

46         SB Adjustable Rate Income Fund 2005 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to: (1) elect trustees and (2) approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

1. Election of Trustees

Name	Shares Voted For Election	Shares Withheld	Shares Abstained
Dwight B. Crane	49,595,243	1,242,891	3,077
Paolo M. Cucchi	49,619,613	1,218,520	3,077
Robert A. Frankel	49,602,166	1,235,967	3,077
Paul Hardin	49,616,175	1,221,958	3,077
William R. Hutchinson	49,604,625	1,233,509	3,077
George M. Pavia	49,606,104	1,232,029	3,077
R. Jay Gerken	49,617,588	1,220,546	3,077

2. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-votes
New Management Agreement	43,654,537	588,024	1,004,017	5,594,632

SB Adjustable Rate Income Fund 2005 Semi-Annual Report         47

SB Adjustable Rate Income Fund

Salomon Brothers Classes of Shares

TRUSTEES

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

David A. Torchia

Vice President and
Investment Officer

Theresa M. Veres

Vice President and
Investment Officer

Steven Frank

Controller

OFFICERS (continued)

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts,

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of SB Adjustable Rate Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02888 1/06	05-9478

SB Adjustable Rate Income Fund

This report is submitted for the general information of the shareholders of SB Adjustable Rate Income Fund, but it may also be used as sales literature.

SB ADJUSTABLE RATE INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [Not applicable.]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SB Adjustable Rate Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
SB Adjustable Rate Income Fund

Date: February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
SB Adjustable Rate Income Fund

Date: February 9, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
SB Adjustable Rate Income Fund

Date: February 9, 2006